UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2012

BRIGHTCOVE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35429	20-1579162
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Congress Street, Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 882-1880

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 2, 2012, a Form 4 was filed with the Securities and Exchange Commission by General Catalyst GP III, LLC and General Catalyst GP IV, LLC, which indicated that funds managed by General Catalyst GP III, LLC and General Catalyst GP IV, LLC have completed the distribution of an aggregate of 3,380,601 shares of Brightcove common stock to such funds’ limited partners. According to the Form 4, as a result of the distribution, these funds managed by General Catalyst GP III, LLC and General Catalyst GP IV, LLC no longer own any shares of Brightcove common stock. Further details regarding this distribution can be found in the Form 4 filings made in connection with this distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2012	Brightcove Inc.

	By:	/s/ Christopher Menard
Christopher Menard Chief Financial Officer